                                                                   EXHIBIT 10.25

                             SOUTH BAY OFFICE TOWER
                             OFFICE BUILDING LEASE

                                 by and between

          PGP-SOUTH BAY OFFICE TOWERS, INC., A CALIFORNIA CORPORATION

                                  ("LANDLORD")

                                      and

               CYBERSOURCE CORPORATION, A CALIFORNIA CORPORATION

                                   ("TENANT")

                               TABLE OF CONTENTS

1.  Definitions ............................................................  2

2.  Term ...................................................................  2

3.  Possession .............................................................  2

4.  Annual Basic Rent ......................................................  2

5.  Rental Adjustments......................................................  3

6.  Tenant's Share of Direct Expenses ......................................  3

7.  Security Deposit........................................................  4

8.  Tenant Improvements ....................................................  4

9.  Use ....................................................................  4

10. Notices ................................................................  4

11. Brokers ................................................................  4

12. Holding Over ...........................................................  4

13. Taxes on Tenant's Property .............................................  5

14. Condition of Premises ..................................................  5

15. Alterations ............................................................  5

16. Repairs ................................................................  5

17. Liens ..................................................................  6

18. Entry by Landlord ......................................................  6

19. Utilities and Services .................................................  6

20. Indemnification ........................................................  6

21. Damage to Tenant's Property ............................................  6

22. Insurance ..............................................................  6

23. Destruction ............................................................  7

24. Eminent Domain .........................................................  8

25. Defaults and Remedies ..................................................  8

26. Assignments and Subletting .............................................  9

27. Subordination ..........................................................  9

28. Estoppel Certificate ...................................................  9

29. Rules and Regulations .................................................. 10

30. Conflict of Laws ....................................................... 10

31. Successors and Assigns ................................................. 10

32. Surrender of Premises .................................................. 10

33. Attorney's Fees ........................................................ 10

34. Performance by Tenant .................................................. 10

35. Mortgagee Protection ................................................... 10

36. Definition of Landlord ................................................. 10

37. Waiver ................................................................. 10

38. Identification of Tenant ............................................... 10

39. Terms and Headings ..................................................... 10

40. Examination of Lease ................................................... 10

41. Time ................................................................... 10

42. Prior Agreements; Amendments ........................................... 10

43. Separability ........................................................... 10

44. Recording .............................................................. 11

45. Parking ................................................................ 11

46. Tenant's Remedy ........................................................ 11

47. Modification for Lender ................................................ 11

48. Substitution of Premises ............................................... 11

49. Survival ............................................................... 11

50. Environmental .......................................................... 11

51. Reasonableness ......................................................... 11

52. Right of First Offer ................................................... 11

53. Option to Expand ....................................................... 11

                            BASIC LEASE INFORMATION

                             SOUTH BAY OFFICE TOWER


Date of Lease            July 8, 1997
                         ------------

Landlord                 PGP-South Bay Office Towers, Inc.
                         a California Corporation

Address of Landlord:     PGP-South Bay Office Towers, Inc.
                         3031 Tisch Way 07PW
                         San Jose, CA 95128

Tenant:                  CyberSource Corporation, a California Corporation
                         -------------------------------------------------

Address of Tenant:       550 South Winchester Blvd., Suite 301, San Jose, CA 95128
                         ---------------------------------------------------------

Contact Person:          Blake Burke, Controller

Premises:                Suite #900, consisting of approximately 7,424 rentable sq. ft.
                                                                 -----

Address of Building:     South Bay Office Tower, 3031 Tisch Way, San Jose, CA 95128.

Lease Term:              Five (5) Years
                         --------------

Estimated
Commencement Date:       October 1, 1997
                         ---------------
Estimated
Expiration Date:         September 30, 2002
                         ------------------

Security Deposit         $68,445.60 *See Addendum I to Lease.
                         ----------

Annual Basic Rent            MONTHS         SQ. FT.       RATE         MONTHLY RENT        ANNUAL RENT
                             ------         -------       ----         ------------        -----------
                         Suite 900
                         ---------
                         Months  1-12       7,424         2.28          $16,926.72         $203,120.64
                         Months 13-24       7,424         2.38          $17,669.12         $212,029.44
                         Months 25-36       7,424         2.48          $18,411.52         $220,938.24
                         Months 37-48       7,424         2.58          $19,153.92         $229,847.04
                         Months 49-60       7,424         2.68          $19,896.32         $238,755.84

Base Year for
Direct Expenses          1998
                         ----
Tenant's
Pro-Rata Share           0.044/100 percent (4.42%)
                         ------             -----

Use of Premises:         General  Office

Number of Allowed
Parking Spaces:          29
                         --

Brokers of Record:       Landlord:   Colliers Parrish
                         Tenant:     Colliers Parrish


                             ADDITIONAL DEFINITIONS:

"Building" shall mean that building commonly known as 3031 Tisch Way, San Jose, California, 95128 in which the Premises are located. "Project" shall mean the land and other real property consisting of approximately 168,094 square feet located at 3031 Tisch Way in the City of San Jose, California 95128, the building thereon known as South Bay Office Tower and all other improvements on or appurtenances to such land other real property.

Exhibit A: The Premises and the Project
Exhibit B: Standards for Utilities and Services
Exhibit C: Rules and Regulations
Exhibit D: Tenant Improvement Work Letter
Exhibit E. Commencement Date Memorandum

The Basic Lease Information contained herein is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinafter set forth and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of conflict between any Basic Lease Information and the Lease itself, the latter shall be deemed correct.

                             OFFICE BUILDING LEASE

     THIS LEASE is made as of the 8th day, of July, 1997, by and between PGP-South Bay Office Towers, Inc., a California corporation ("Landlord"), and CyberSource Corporation, a California Corporation, ("Tenant").

                                  WITNESSETH:

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, Suite Number 900 (the "Premises") outlined on the floor plan attached hereto and marked Exhibit A being situated in the Project (as defined in the Basic Lease Information), for the term and subject to the terms, covenants, agreements and conditions set forth below, to each and all of which Landlord and Tenant mutually agree.

     1.   Definitions

     (a) "Building" shall have the meaning set forth on the Basic Lease Information.

     (b) "Common Area" shall mean all lobby areas, vestibules, corridors, atriums, promenades, and restrooms in the Building or elsewhere in the Project intended for the benefit of all tenants (or invitees) of the Project; the areas on individual floors devoted to corridors, vestibules, elevator lobbies, other lobbies, electric and telephone closets, restrooms, mechanical rooms, janitor closets and other similar facilities for the benefit or all tenants (or invitees) on the particular floor; and those areas of the Project devoted to mechanical and service rooms servicing more than one floor or the Project as a whole. Common Area shall further include all portions of the Project outside any building structure which are usable by all tenants of the Project and their employees and invitees, such as landscaped outdoor areas, sidewalks, walkways and parking lots.

     (c) "Premises" shall mean the portion of the Project Leased to Tenant hereunder, as outlined on the diagram attached hereto as Exhibit A. Subject to measurement pursuant to BOMA standards, Landlord and Tenant stipulate that for all purposes under this Lease the Premises contain the rentable area specified in the Basic Lease Information. The exact boundaries of the Premises shall be constructed and shall extend to the unfinished interior surface of all perimeter walls, except glazing, which shall be included within the Premises, the unfinished surface of all floors, and the underside of the structural concrete slab or other material forming the ceiling of the Premises. Notwithstanding the foregoing, the Premises shall not be deemed to include any structural portions of the Project or any utility installations serving other portions of the Project.

     (d) "Project" shall have the meaning set forth on the Basic Lease Information.

     (c) Except as the context otherwise requires, the term "rent" shall mean and refer to all monetary obligations required to be paid by Tenant to Landlord under this Lease, the additional expenses for Direct Expenses to be paid pursuant to Paragraph 6 below.

     (f) The term "Rental Space" refers to all portions of the Project (as defined above) which are leased to tenants or rentable for office use.

     (g) "Tenant's Share" shall mean the percentage figure specified in the Basic Lease Information, which shall be used to calculate Tenant's payments for a portion of increases in Direct Expenses pursuant to Paragraph 6(b) below. Landlord and Tenant acknowledge that Tenant's Share has been obtained by dividing the rentable area of the Premises, as specified in the Basic Lease Information, by the total rentable floor space and rentable floor occupied by tenants who are billed for and pay directly any such items of the Direct Expenses. If either the rentable area of the Premises or the total rentable area of the Rental Space is changed, Tenant's share shall be appropriately adjusted, and with respect to the calendar year in which any such change occurs, for the purposes of Paragraph 6(b), Tenant's Share shall be determined on the basis of the number of days during such calendar year at each such percentage share.

     2. Term. The terms of this Lease ("Term") shall be for a period of 5 years, commencing on the 1st day of October 1997, and ending 30th of September, 2002, unless sooner terminated as hereinafter provided.

     3. Possession. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on the date above specified for the commencement of the Term of this Lease, this Lease shall not be void or voidable, nor shall the Landlord be liable to Tenant for any loss or damage resulting therefrom, but the expiration date of the Term shall be extended by the same number of days that the Tenant's possession of the Premises was detained by Landlord's ability to deliver possession, and in such event Tenant shall not be liable for any rent until such time as Landlord tenders delivery of possession of the Premises to Tenant with Landlord's work therein, if any, substantially completed. Should Landlord tender possession of the Premises to Tenant prior to the date specified for commencement of the term hereof, and Tenant elects to accept such prior tender, such prior occupancy shall be subject to all of the terms, covenants and conditions of this Lease, including the payment of rent. In the event that Tenant commences occupancy of the Premises on any date other than the commencement date of the term pursuant to this Paragraph 3, Landlord and Tenant shall promptly execute a written amendment to this Lease setting forth and confirming the date occupancy commenced. In the event Landlord cannot deliver the Premises within sixty (60) days after the commencement date, Tenant may elect to terminate the Lease by providing Landlord written notice.

     4.   Annual Basic Rent.

     (a) Tenant agrees to pay Landlord as annual basic rent ("Annual Basic Rent") for the premises the sum of See Basic Lease Information for detail (subject to adjustment as hereinafter provided). Annual Basic Rent shall be paid in equal monthly installments of See Basic Lease Information for detail each in advance on the first day of each and every calendar month during the Term of this Lease, except that the first month's rent shall be paid upon the execution hereof. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rental for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such period bears to thirty (30), and such rental shall be paid at the commencement of such periods. In addition to Annual Basic Rent, Tenant agrees to pay the amount of the increases in direct expenses as and when hereinafter provided in this Lease. All rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, which shall be legal tender at the time of payment, at the office of Landlord or to such person or persons or at such other places of Landlord may from time to time designate in writing.

     (b) Tenant acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering Premises. Therefore, if Tenant should fail to pay an installment of rent or any sum due within five (5) days after such amount is due, Tenant shall pay to Landlord as additional rent a late charge equal to 5% of each such installment. Anything herein to contrary notwithstanding, it is understood that Landlord's right to collect any late charge as additional rent, or Tenant's payment of such charge, shall not be deemed to limit or impair any other rights or remedies of Landlord under this Lease or under law, including (without limitation) the right to collect attorney's fees and costs in accordance with Paragraph 33 of this Lease.

     6. Tenant's Share of Direct Expenses. Tenant shall pay as rent in addition to the Annual Basic Rent a portion of the Direct Expenses, as hereinafter defined, in the manner set forth in this Paragraph 6, provided, however, that Landlord agrees to limit increases to five (5) percent per year for those direct expenses within the direct control of Landlord. All payments made under this provision shall be deemed a part of rent and shall be paid concurrently with regular monthly installments of Annual Basic Rent, and shall be paid in the manner and at the place designated for payment of Annual Basic Rent in Paragraph 4(a) above. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the amount to be paid under this Paragraph 6 for the month during which the Term commences or ends (as the case may be) shall be prorated in the same manner as the monthly installments of Annual Basic Rent as set forth in Paragraph 4(a).

     (a) Beginning at and as of the beginning of the calendar year immediately following the Base Year (as defined below), Tenant shall pay as rent in addition to the Annual Basic Rent the Tenant's Share of any and all increases in the amount of Direct Expenses, as hereinafter defined, incurred or paid by Landlord during the then-current calendar year over the amount of Direct Expenses incurred or paid by Landlord during calendar year 1998 (the "Base Year"). Tenant's Share of Direct Expenses shall be paid in the manner hereinafter set forth.

     Prior to the beginning of each calendar year after the Base Year (or as soon as practicable after the commencement of each such calendar year thereafter), the Landlord shall give Tenant a written estimate of Tenant's Share of increases in Direct Expenses for the remaining or ensuing calendar year. Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance, as set forth above. Within ninety days after the end of each calendar year after the Base Year or as soon as practicable thereafter, Landlord shall furnish to tenant a statement showing in reasonable detail the increase in the amount of Direct Expenses during the Base Year, and the parties shall promptly make any payment or allowance necessary to adjust Tenant's estimated payment to Tenant's actual Share of increases the amount of Direct Expenses as shown by such annual statement.

     The dollar amount of Tenant's Share of increases in the amount of Direct Expenses as shown by such annual statement shall be conclusive and binding upon Tenant, unless within forty-five (45) days after receipt of such statement, Tenant shall notify Landlord that Tenant disputes the correctness of said statement, specifying the respect in which the statement is claimed to be incorrect. Unless otherwise mutually agreed, any such dispute shall be determined by arbitration. The arbitration shall be conducted and determined in the county in which the Project is located, Arbitration Act, Sections 1280 through 1294.2 of the California Code of Civil Procedure, provided, however, that the arbitrators shall be selected in the manner provided by the then-exiting Commercial Rules of the American Arbitration Association. Pending determination of the dispute, Tenant shall pay any amounts due from Tenant in accordance with the statement, but such payment shall be without prejudice to Tenant's position. If it is determined that Tenant has paid more than it was obligated to under the terms of this Lease, Landlord shall refund to Tenant the amount of any such overpayment within thirty (30) days of the determination. If it is determined that Tenant has paid less than it was obligated to under the terms of this Lease, Tenant shall pay to Landlord the amount of such underpayment within thirty (30) days of the determination. Landlord shall not be obligated to proceed with arbitration under this Lease and may proceed with any remedy at any time Tenant fails to pay amounts required to be paid pending arbitration pursuant to this Paragraph 6. If the overcharge is greater than 5%, Landlord will pay Tenant's audit costs.

     Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of increases in Direct Expenses for the year in which this Lease terminates, Tenant shall promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made shall promptly be rebated by Landlord to Tenant.

     (b) "Direct Expenses" as used in this Paragraph 6 shall include all direct costs of management, operation and maintenance for the Project that are properly allocable wholly and partly to the Project, as reasonably determined by Landlord, and shall include the following by way of illustration but not limitation:

          (i) The following taxes, charges and assessments, assessed against or allocable to the Project, ("Property Taxes"): All real and personal property taxes and assessments imposed by any governmental agency on the Project and the land on which the Project is located (including a pro rata portion of any taxes levied on any common areas); any assessments levied in lieu of taxes; any non-progressive tax on or measured by gross rentals received from the rental space in the Project; and any other costs levied or assessed by, or at the direction of, any federal state, or local government authority in connection with the use or occupancy of the Project or the parking facilities serving the Project, including without limitation, transit fees, parking charges and utility surcharges; and tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, and any expenses, including costs of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, less tax refunds obtained as result of an application for review thereof; but Property Taxes shall not include any net income, franchise, capital stock, estate or inheritance taxes.

          (ii) Operating costs consisting of costs incurred by Landlord in maintaining and operating the Project, exclusive of costs required to be capitalized for federal income tax purposes, and including (without limiting the generality of the foregoing) costs of the following: (a) maintaining, cleaning and repairing the floors, windows and other exterior surfaces of all improvements in or to the Project (including painting and window washing); (b) janitorial supplies and other supplies, materials, tools and equipment used in the operation, maintenance and repair of the Project; (c) insurance carried by Landlord pursuant to Paragraph 22 hereof or otherwise (including the payment of commercially reasonable deductibles): (d) maintaining, repairing and operating electrical, plumbing, sewage, HVAC, elevators and other utility services to the Project, and also costs incurred pursuant to Paragraphs 16 and, 17 and the costs of supplying utilities, heating, air conditioning and ventilation services; (e) complying with all laws, ordinances, rules, regulations, judgments and court orders and the requirements of any recorded easements, covenants, conditions and restrictions applicable to the Project, which become effective after the commencement date of this Lease; (f) cleaning, repairing and replacing floor and wall coverings within the Common Area; (g) maintenance, repair and replacement of lights, ballasts, and light fixtures; (h) maintenance, repair and replacement of sidewalks, walkways, driveways, parking lots and signs located within the Common Area; (i) care, maintenance and replacement of flowers, trees, shrubs and other plants in the Common Area; (j) providing, maintaining and servicing such fire protection and security measures as Landlord deems necessary including, without limitation, security personnel, equipment and alarms; (k) salaries and other compensation (including employment taxes and fringe benefits) of persons who perform regular and recurring duties in connection with the operation, maintenance and repair of the Project;(m) services of independent contractors;
(n) any property management fees paid to Landlord or otherwise to manage the operation, maintenance and repair of the Project; and (o) the fair rental value of the Project office.

          (iii) Amortization of such capital improvements (including reasonable interest on costs thereof) as Landlord may have installed: (a) for the purpose of reducing operating costs (but only to the extent of such savings), (b) to comply with governmental rules and regulations promulgated, after the commencement date of this Lease, or (c) are reasonably necessary for the health and safety of the occupants of the Project.

          The above notwithstanding, Direct Expenses shall not include (1) depreciation on the Project, (2) costs of tenants' improvements; (3) real estate brokers' commissions; (4) interest and capital items other than those referred to in subparagraph (iii) above; (5) specific costs which are incurred for the benefit of or separately billed to and paid by specific tenants; and (6) repairs and maintenance costs paid by proceeds of insurance or by third parties. Direct Expenses for each calendar year shall be adjusted to equal Landlord's reasonable estimate of what such Direct Expenses would have been had the total rentable area of the Project been occupied.

     7. Security Deposit. Upon execution hereof, Tenant has deposited with Landlord the sum of Sixty Eight Thousand Four Hundred Forty Five Dollars and 60/100 cents, ($68,445.60) for Suite 900. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the security deposit is so used or applied, Tenant shall, upon demand therefor, deposit with the Landlord an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Term provided that Landlord may retain the security deposit until such time as any amount due from Tenant in accordance with Paragraphs 3 and 6 hereof have been determined and paid in full. *SEE ADDENDUM I TO LEASE.

     8. Tenant Improvements. See EXHIBIT D.

     9. Use. Tenant shall use the Premises for General Office use and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building or Project and shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction as well as the provision of any covenants, conditions and restrictions or similar recorded documents affecting the Project which shall be reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost covering the Project or Premises and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this paragraph. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

     10. Notices. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building or at the address of Tenant set forth under the Basic Lease Information, or to Landlord at the address of Landlord set forth under the Basic Lease Information. Either party may by written notice to the other specify a different address for notice purposes except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

     11. Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker(s) identified in the Basic Lease Information, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys' fees and costs.

     12. Holding Over. If Tenant holds over after the expiration or earlier termination of the Term hereof without the express written consent of Landlord, Tenant shall become a month-to-month tenant, at a rental rate equal to one hundred fifty percent (150%) of the rent in effect upon the date of such expiration and otherwise upon terms, covenants, and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to so surrender the Premises upon expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys' fees and costs.

     13.  TAXES ON TENANT'S PROPERTY.

     (a) Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against personal property or trade fixtures placed by Tenant in the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of Landlord's Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under property protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of the Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Tenant.

     (b) If the Tenant Improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant improvements conforming to Landlord's "Building Standards" in other space in the Building are assessed, the real property taxes and assessments levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of subparagraph 13(a) above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at a higher valuation than Landlord's "Building Standards", such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

     14. CONDITION OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition. Landlord represents that the Building, and the premises in ADA compliance at the time of occupancy.

     15. ALTERATIONS. Tenant shall make no alterations, decorations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Project or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations and requirements (including, without limitation, all those relating to office safety and environmental quality) of all governmental agencies, offices, departments, bureaus and boards having jurisdiction and in full compliance with the rules, orders, directions, regulations and requirements of the Pacific Fire Rating Bureau and of any similar body. Before commencing any work, Tenant shall give Landlord at least ten (10) days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Project, or any portion thereof, for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the sole cost and expense of Tenant. All alterations, decorations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wall covering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant, give at least thirty (30) days prior to the end of the Term, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair or, at Landlord's option, shall pay to the Landlord all costs arising from such removal.

     All personal property, office machinery and equipment, furniture, moveable partitions and trade fixtures owned by Tenant or installed by Tenant at its expense in the Premises ("Personal Property") shall be and remain the property of Tenant and may be removed by Tenant at any time during the Term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store such Personal Property without liability to Tenant for loss thereof and Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession; or Landlord may, at its option, without notice, sell Tenant's Personal Property, in accordance with applicable California law at a private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of such Personal Property.

     16. REPAIRS. Except as otherwise provided herein, by entry hereunder Tenant accepts the Premises as being in good, sanitary order, condition and repair. Tenant shall at Tenant's sole cost and expense keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of the Term surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Project except as specifically herein set forth.

     Anything contained in the foregoing subparagraph to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of Premises and the Building, including the basic plumbing, air condition and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or wholly by the act, ordinary wear and tear excepted, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 23 hereof there shall be no abatement of rent and no liability of Landlord by reason of any injury or interference with Tenant's business arising from the making of repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives, the right to make repairs at Landlord's expense under Section 1942 of the California Civic Code, or under any law, statute or ordinance now or hereafter in effect.

     Landlord shall also have the right, but not the obligation, to undertake any work of repair or maintenance (including cleaning of the Premises) which Tenant is required to perform hereunder or under any other provisions of this Lease and which Tenant fails or refuse to perform in a timely and efficient manner. All such work shall be subject to a charge established by Landlord, which shall be payable by Tenant to Landlord promptly upon demand.

     17. Liens. Tenant shall keep the Premises, the Building and the Project free from any liens out of the work performed, materials furnished or obligations incurred by Tenant. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach by Tenants and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any such paid by Landlord to remove such liens together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

     18. Entry by Landlord. Landlord reserves and shall have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit the Premises to prospective purchasers or tenants, to post notices of non-responsibility, upon reasonable notice, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of an eviction of Tenant and without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of the Tenant shall be interfered with as little as is reasonably practicable, provided prior written notice is given, except in the case of emergency or janitorial or similar services. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss or occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except if caused by Landlord's negligence or willful misconduct. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said door in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision within the Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord.

     19. Utilities and Service. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, subject to the conditions and in accordance with the standards set forth in Exhibit B attached hereto and made a part hereof, the utilities and services described therein. Tenant shall pay directly to the billing entity for utilities separately to Tenant, and shall reimburse Landlord within ten (10) days of receipt of a statement for any utilities submetered to Tenant and billed to Landlord. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental regulation, moratorium or other governmental action, or for any other causes beyond Landlord's reasonable control.

     (a) Notwithstanding any contrary provisions in this Paragraph, if, after written notice to Landlord, normal building services required to be provided by Landlord pursuant to the Paragraph remain interrupted for more than five (5) consecutive business days or for more than fourteen (14) business days during any twelve (12) month period, and the interruption materially impairs Tenant's ability to conduct business, then, except to the extent the negligence, misconduct or default under this Lease by Tenant or Tenant's employees, agents, invitees or contractors causes the interruption, rent shall be ratably abated (bases upon the area of the Premises which Tenant normally uses and which has been rendered unusable) as of the date the interruption first occurs. The provisions of this preceding sentence shall not apply to casualty damages described in Paragraph 23 hereof, it being understood that the rights and obligations of the parties in the event of a fire or other casualty shall be governed by the provisions of Paragraph 23.

     Landlord shall furnish to the Premises utilities and services in addition to or in excess of those to be furnished in accordance with the standards set forth in Exhibit B only upon Tenant's prior written request (except as otherwise set forth herein) and at Tenant's sole cost and expense. Additional charges shall be made (by way of illustration only and not limitation) for such services as (1) providing utilities in excess of the standard set forth in Exhibit B or at any times other than those set forth therein, (ii) for removal of items from storage, (iii) for picture hanging or other assistance in furnishing, decorating or moving into or out of the Building Premises, and (iv) spot carpet cleaning or other special janitorial services required because of Tenant's failure to keep and maintain the Premises in the manner required under this Lease or otherwise in excess of the ordinary janitorial services to be provided in accordance with Exhibit B hereto. Nothing herein shall be deemed to limit or impair Landlord's right to make any repairs or to perform any cleaning or maintenance work without Tenant's request and to charge Tenant therefore, in the manner (and to the extent) provided in Paragraph 16 or any other provision of this Lease.

     20. Indemnification. Tenant shall defend, indemnify, protect and hold harmless Landlord and from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work done, permitted or suffered by the Tenant in or about the Premises or the Project. Tenant shall further defend, indemnify, protect and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or resulting from such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises or the Project from any cause whatsoever except that which is caused by the neglect, willful misconduct or failure of the Landlord to observe any of the terms and conditions to this Lease. Tenant thereby waives all claims in respect thereof against Landlord.

     21. Damage to Tenant's Property. Notwithstanding the provisions of Paragraph 20 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Project, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from any part of the Project or from the pipes, appliances or plumbing works therein or from the roof, street or sub surface or from any other place or resulting from dampness or any other cause whatsoever, unless the same is caused by the negligence or willful misconduct of the Landlord. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises, Building or of the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises, Building or Project or of defects therein or in the fixtures or equipment.

     22.  Insurance.

          (a) Tenant shall, during the Term hereof and any other period of occupancy, at is sole cost and expense, keep in full force and effect the following insurance:

          (i) Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, including without limitation, furniture, fittings, installations, fixtures (other than the Tenant improvements installed by Landlord), and any other personal property, in an amount of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement costs, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Building in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interests may appear.

          (ii) Commercial General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $1,000,000.00. Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of premises and operations, independent contractors, contractual liability (covering the indemnity contained in Paragraph 20 hereof) and shall (1) name Landlord as an additional insured, (2) contain a cross liability provision, and (3) contain a provision that "the insurance provided the Landlord hereunder shall be primary and noncontributing with any other insurance available to the Landlord."

          (iii) Worker's Compensation and Employer's Liability Insurance as required by state law.

          (iv) Any other form or forms of commercially acceptable insurance as Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

     (b) All policies required to be carried by Tenant shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and Financial Rating of "X" or better, as set forth in the most current issue of Best's Insurance Guide. Within twenty (20) days after execution of this Lease (and in any event prior to commencement of the term hereof), Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be canceled or reducible in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

     (c) Landlord shall have the right (but not the obligation), during the Term hereof, to obtain and keep in force such casualty and public liability insurance as Landlord and Landlord's mortgagees deem appropriate, including (at Landlord's sole discretion) an insurance policy providing earthquake coverage for the Project. Landlord may also carry, but shall not be required to carry, casualty insurance policies on any alteration, addition or improvement which Tenant may make to the Premises in accordance with the terms of this Lease.

     (d) The parties release each other, and their respective authorized representative, from any claims for injury to any person or damage to the Premises, fixtures, personal property, Tenant's improvements, and alterations of either Landlord or Tenant in or on the Premises of the Project that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

     Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against either party in connection with any damage by any policy.

     23.  Destruction.

          (a)  In the event the Premises suffers (I) an uninsured casualty, or
(ii) a casualty which cannot be repaired within one hundred eighty (180) days from the date of destruction under the laws and regulations of state, federal, county or municipal authorities, or other authorities with jurisdiction, either party may terminate this lease as at the date of the damage upon written notice to the other party within forty-five (45) days following the casualty.

          (b) In the event of a casualty which destroys the Premises or portion thereof and which may be repaired within ninety (90) days from the date of the damage, or, in the alternative, in the event Landlord does not elect to terminate this Lease under the terms of Paragraph 23(a) above, then this Lease shall continue in full force and effect and the Landlord shall forthwith undertake to make such repairs to reconstitute the Premises to as near the condition as existed prior to the casualty as practicable. Such partial destruction shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate abatement of rent pursuant to Paragraph 23(e) (provided that the damage is not the result of the negligence or the willful misconduct of Tenant or Tenant's employees, contractors, licensees or invitees).

          (c) In the event of a partial destruction of any portion of the Building beyond the exterior boundary of the Premises that is necessary for Tenant's occupancy to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building may be repaired, reconstructed, or restored within a period of ninety
(90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction, and restoration and the Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration is such as to require a period longer than ninety (90) days or exceeds twenty-five (25%) of the full insurable value thereof or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord may either elect to so repair, reconstruct, and restore and the Lease shall continue in full force and effect or landlord may elect not to repair, reconstruct and restore and the Lease shall in such event terminate. Under any of the conditions, Landlord shall give written notice to Tenant of its intention within the ninety (90) day period. If Landlord elects not to restore the Building, this Lease shall be deemed to have terminated as of the date of such partial destruction. At all events, a total destruction of the Building shall terminate the Lease.

     (d) Upon any termination of this Lease under any of the provisions of this paragraph, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have theretofore accrued and are then unpaid.

     (c) In the event of repair, reconstruction and restoration as herein provided, the rental provided to be paid under this Lease shall be abated proportionately in the ratio which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

          (f) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph 23. Should Landlord be delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other causes beyond the control of Landlord, Landlord shall be relieved of its obligations to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of such one (1) year period.

          (g) It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense; and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

          (h) Notwithstanding anything to the contrary contained in this paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this paragraph occurs during the last twelve (12) months of the Term or any extension thereof, and either party may elect to terminate the Lease if Landlord cannot complete the repairs with ninety (90) days.

     (I) The provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the Civil Code of the State of California which permit termination of a lease upon destruction of the leased Premises, are hereby waived by Tenant.

24. Eminent Domain. In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party may at its option terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not because of such taking assert any claim against the Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant, excepting that Tenant may pursue a separate claim for the bonus value of the Lease after the Landlord has completed its claim. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and Landlord at its option may terminate this Lease. If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which said restoration is being made and to the part of the Premises of which Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant. Each party waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises or Project.

25. Defaults and Remedies. (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

     (I) The abandonment of the Premises by Tenant, if Tenant fails to pay rent. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) business days or longer while in default of any provisions of this Lease.

     (ii) The failure by Tenant to make any payment of rent or additional rent required to be made by Tenant hereunder, as and when due.

     (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in (I) or (ii) above, where any such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant, provided however, that any such Notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure 1161; provided, further, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) day period and thereafter diligently pursue such cure to completion.

      (iv) (1) The making of Tenant of any general assignment for the benefit of creditors; (2) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restore to Tenant within thirty
(30) days; or (3) the attachment, execution of other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

          (b) In the event of such default by Tenant, in addition to other remedies available to Landlord at law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

     (I) Landlord may continue this lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due as set forth in California Civil Code Section 1951.4. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account, provided that any rental in excess of the monthly rental due hereunder shall be payable to Landlord. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent and other sums due under this Lease on the dates the rent is due, less the rent and other sums Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

     (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all personal property of Tenant and store same at Tenant's cost and to recover from Tenant as damages:

          (a). The worth at the time of award of any unpaid rent which as been earned at the time of such termination; plus

          (b). The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus award exceeds the amount of such rental loss that Tenant proves could have been reasonable avoided; plus

          (d). Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

     As used in subparagraphs 25(b)(ii)a. and 25(b)(ii)b. above, the "worth at the time of award" is computed by allowing interest at the then prevailing discount rate of the Federal Reserve Bank of San Francisco plus five percent (5%). As used in subparagraph 25(b)(ii)c. above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render necessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

     26. Assignment and Subletting. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's consent shall constitute a default and at the option of Landlord shall result in a termination of this Lease. No consent to assignment, encumbrance, or sublease shall constitute a waiver of the provisions of this paragraph with respect to any subsequent assignment, encumbrance or sublease. Tenant shall notify Landlord in writing of Tenant's intent to sublease, encumber or assign this Lease in the manner described in subparagraph (b) and Landlord shall, within fifteen (15) days of receipt of such written notice, consent to such proposed assignment, encumbrance or sublease or refuse such consent, which refusal shall be in writing delivered to Tenant and on reasonable grounds.

     (a) As a condition for granting its consent to any assignment, encumbrance or sublease, fifteen (15) days prior to any anticipated assignment or sublease Tenant shall give Landlord written notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and proposed assignee or sublessee, and the consideration of all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord received such additional detail, and Landlord may withhold consent to any assignment or sublease until such additional detail is provided to it. Further, Landlord may require that the sublessee or assignee remit directly to Landlord, on a monthly basis, all monies due to Tenant by said assignee or sublessee.

     (b) The consent by Landlord to any assignment, encumbrance or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment, encumbrance or subletting of Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to an assignment, encumbrance or sublease, Tenant shall pay Landlord as additional rent its reasonable attorneys' fees incurred in connection with evaluating the Assignment Notice. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

     (c) As used in this section, the subletting of substantially all of the Premises for substantially all of the remaining term of this Lease shall be deemed an assignment rather than a sublease.

     (d) A further condition to Landlord's consent to any proposed assignment or sublease shall be delivery by Tenant to Landlord of a true copy of any such assignment or clearly provide that the assignee or sublessee assumes and agrees to perform all obligations of this Lease. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder fifty percent (50%) of the net excess of each such payment of rent or other consideration (after deducting its costs) received by Tenant promptly after its receipt. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this Lease. The parties intend that the preceding sentence shall not apply to any sublease rentals respecting a portion of the Premises that during the entire term of this Lease was not occupied by Tenant for its own use, but was always subleased by Tenant and or kept vacant. For the purpose of this section, the rent for each square foot of floor space in the Premises shall be deemed equal to the amount set forth in Paragraph 4, as adjusted, divided by the Rentable Area of the Premises. Tenant shall have the right to transfer this Lease to an affiliate or successors with written notice to Landlord.




     27. Subordination. This Lease shall be subject and subordinate at all times to (I) all ground and underlying leases which now exist or may hereafter be executed affecting the Project or the land upon which the Project is situated or both, (ii) the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land and Project or either thereof, or on Landlord's interest or estate therein, or portion thereof, or on or against any ground or underlying lease and (iii) any Declaration of Covenants, Conditions and Restrictions or similar instrument nor or hereafter recorded affecting the Project, all without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided, however, that so long as Tenant is not in default, the terms of this Lease shall not be affected by termination proceedings in respect to such ground or underlying lease or foreclosure or other proceedings under such mortgages or deeds of trust, Tenant hereby agreeing at the written request of the Landlord under such ground or underlying lease or the purchaser of the Building in such foreclosure or other proceedings, to attorn to such Landlord or to such purchaser or, at such Landlord's or such purchaser's option, to enter into a new lease for the balance of the Term upon the same terms and provisions as are contained in this Lease. Notwithstanding the foregoing, Tenant will execute and deliver upon written demand such further instrument or instruments evidencing such subordination or mortgages or deeds of trust as may be required by Landlord.

     28. Estoppel Certificate.

         (a) Tenant shall, at any time and from time to time upon not less than ten (10) days prior to written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying (I) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), (ii) the dates to which the rental and other charges are paid in advance, if any, (iii) that there is not to Tenant's knowledge, any uncured default on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and (iv) such other matters as Landlord may specify or request. Any such statement may be relied upon by a prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

          (b) Tenant's failure to deliver the statement described in Paragraph 28(a) above within the time specified shall be conclusive upon Tenant (I) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rental has been paid in advance, except as provided for in Addendum 1.

     29. Rules and Regulations. Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit C and all reasonable and nondiscrimination modifications thereof. Landlord shall not be responsible to Tenant for the violation or nonperformance by any other tenant or occupant of the Building or Project of any of the Rules and Regulations.

     30. Conflict of Law. This Lease shall be governed by and construed pursuant to the laws of the State of California.

     31. Successors and Assigns. This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representative, successors and assigns.

     32. Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases of subtenancies.

     33. Attorneys' Fees. In the event that either party should bring suit or proceeding under this Lease or because of the breach of any provision of this Lease or to enforce or protect any rights or remedies hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of action is prosecuted to judgment.

     34. Performance by Tenant. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent except as otherwise provided herein. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder and shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing from any obligations of Tenant, but shall not be obligated to, make any such payment or perform any other such action on Tenant's part to be made or performed as in this Lease provided. Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at an annual rate of five percent (5%) per annum plus the then prevailing discount rate of the Federal Reserve Bank of San Francisco (but not more than the maximum rate permissible by law), until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     35. Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises whose address shall have been furnished in writing, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

     36. Definition of Landlord. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner of owners at the time in question of the fee of the Premises, and in the event of any transfer, assignment or other conveyance or transfers of such title or leasehold, the Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of the Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

     37. Waiver. The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     38. Identification of Tenant. If more than one person executes this Lease as Tenant,

          (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions, and agreements of this Lease to be kept, observed and performed by Tenant; and

          (b) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given such notice or refund or so signed.

     39. Terms and Headings. The words "Landlord" and "Tenant" shall be used herein and shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     40. Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for the Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

     41. Time. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

     42. Prior Agreements; Amendments. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

     43. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

     44. Recording. Neither Landlord nor Tenant shall record this Lease or a short form memorandum thereof without the consent of the other.

     45. Parking. Tenant shall be permitted to use twenty nine (29) parking spaces set forth on the Basic Lease Information on a nonexclusive basis and upon such terms and conditions as may from time to time be imposed by Landlord.

     46. Tenant's Remedy. If Landlord shall fail to perform any covenant, term, or condition of this Lease upon Landlord's part to be performed, Tenant shall be required to deliver to Landlord written notice of such failure. If, as a consequence of such failure, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Project and out of rents or other income from such property received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Project, and neither Landlord nor its partners, subsidiaries, directors, agents, officers, or employees shall be liable for any deficiency.

     47. Modification for Lender. If, in connection with obtaining construction, interior or permanent financing for the Building or Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not adversely affect the obligations of Tenant hereunder shall not require additional payments or materially adversely affect the leasehold interest hereby, created or Tenant's rights hereunder.

     48. Substitution of Premises. At any time after the execution of this Lease, Landlord shall have the right to substitute for the Premises other premises in the Project (the "New Premises"), provided that:

          (a) the New Premises shall be substantially similar in size, but in no way smaller than, the Premises described herein and shall be reasonably appropriate for Tenant's use and occupancy.

          (b) if Tenant is occupying the Premises at the time of any such substitution, Landlord shall pay the expense of moving Tenant, its property and equipment, including relocation of existing phones and reprinting of in stock stationery, to the New Premises and shall, at its sole cost, improve the New Premises with improvements substantially similar to those located in the Premises.

          Upon substitution of the New Premises for the Premises described herein, the New Premises shall be deemed to be the Premises for all purposes under this Lease, and Landlord and Tenant shall promptly initial, date and attach to this Lease a substitute Exhibit A showing the New Premises.

     49. Survival. Termination of this Lease by expiration otherwise shall not terminate (i) Tenant's obligations arising from or relating to any incident, occurrence or activity occurring prior to such termination (including, without limitation, the obligations set forth in Paragraph 17 and 19) or (ii) any covenants or obligations which, by their terms or nature, are to be performed after termination of this Lease.

     50. Environmental. Tenant acknowledges that Landlord has informed Tenant that the Building contains asbestos or asbestos-containing materials. At Tenant's request, Landlord shall make available to Tenant (but without warranty) at the Project office during normal business hours, copies of any inspection reports, tests or similar documents in Landlord's possession respecting the existence and the location of asbestos and the presence (if any) of hazardous substances in or about the Building. To the extent such reports, tests or other documents indicate any asbestos or asbestos-containing material in or about the Building or any release of hazardous materials, this Addendum and such documents shall constitute notice and disclosure as required under California Health and Safety Code Sections 25359.7 and 25915.5, as applicable, with respect to the presence of asbestos or asbestos-containing material or the hazardous substance disclosed on such documents.

     51. Reasonableness. Whenever the consent or approval of either party hereto is required, such consent or approval shall not be unreasonably withheld or delayed, and whenever this Lease grants to either party hereto the right to take action, exercise discretion, make a judgment or other determination, such party shall act reasonably and in good faith. Any costs, expenses, fees or charges incurred by one party hereto and to be paid by other party shall be limited in type and amount to those reasonably incurred.

     52. Right of First Offer. During the initial term of the Lease, provided that Tenant has at no time been in default of the terms and conditions of the Lease, Tenant shall be provided an on-going Right of First Offer to lease any office space on the ninth floor of the Building. Landlord shall notify Tenant in writing of the availability of the office space and the terms of a lease which are acceptable to Landlord. If Tenant notifies Landlord within five (5) business days after receipt of said notice that Tenant is willing to lease said space on the terms contained in the offer, Landlord shall deliver to Tenant for execution an amendment to this Lease incorporating the terms of the offer, which Tenant shall execute within five (5) business days after receipt and Landlord shall execute thereafter. Tenant's failure to timely (a) notify Landlord of Tenant's election to exercise this right of first offer, or (b) execute said Lease amendment shall constitute Tenant's waiver of this right of first offer. However, in the event said space becomes vacant in the future, this space shall be subject to Right of First Offer terms as provided herein. In the event Tenant elects not to exercise the Right of First Offer and Landlord subsequently agrees to term third party that reduces the net rent received by the Landlord by an amount which is five percent (5%) or greater, then said offer shall again be presented to Tenant and the terms and conditions contained herein shall be applicable. This Right of First Offer is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease.

     53. Option to Expand. During the initial term of this Lease, provided that Tenant has not been in default of the terms and conditions of the Lease, Tenant shall be provided an Option to Expand into Suite 902. Tenant must provide Landlord written notice of it's intention to exercise it's Option to Expand. Within one hundred twenty (120) days of the receipt of said notice, Landlord shall deliver Suite 902, on the same terms and conditions as contained in this Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.



LANDLORD: PGP-South Bay Office               TENANT: CyberSource Corporation,
          Tower, Inc., a California                  a California corporation
          Corporation

By:   /s/ RAYMOND V. MARINO                  By:   /s/ WILLIAM S. MCKIERNAN
   ------------------------------------         --------------------------------
   Raymond V. Marino                            William S. McKiernan
   ------------------------------------         --------------------------------
   Printed Name                                 Printed Name


Its:  President, C.E.O.                      Its:  President & CEO
    -----------------------------------          -------------------------------

Date:   9/5/97                               Date:   8/27/97
     ----------------------------------           ------------------------------

By:   /s/ CHRISTOPHER WATSON                 By:
   ------------------------------------         --------------------------------

   Christopher Watson
   ------------------------------------         --------------------------------
   Printed Name                                 Printed Name

Its:  Executive Vice President               Its:
    -----------------------------------          -------------------------------

Date:   9/4/97                               Date:
     ----------------------------------           ------------------------------

                                  EXHIBIT "A"

                          The Project and the Premises

             The cross-hatched area represents the leased premises.








                          [FLOOR PLAN -- CYBERSOURCE]

                                   EXHIBIT B

                      STANDARDS FOR UTILITIES AND SERVICES


The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall:

(a) Provide non-attended automatic elevator facilities (if the Building contains elevator facilities).

(b) On Monday through Friday, except holidays, from 7:00 A.M. to 6:00 P.M. (and at other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. Tenant agrees to cooperate fully at all time with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system, and acknowledges that Landlord shall not be responsible for room temperatures if Tenant does not abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system, and acknowledges that Landlord shall not be responsible for room temperatures if Tenant does not keep all blinds on the Premises closed when reasonable to do so to prevent heat build-up. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors should at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installation or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning systems shall be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to the then current journeymen's wages for air conditioning mechanics.

(c) Furnish electric current to the Premises during the usual business hours on business days, in the manner set forth in this paragraph (c). At all times, Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation.

(i) At Landlord's option, the Premises shall be provided with a separate meter, at Tenant's cost, and electric current used in the Premises for above standard electrical consumption shall be paid for by Tenant directly to the utility provider.

(ii) If the Premises are not separately metered, then the Landlord shall furnish to the Premises, during the usual business hours on business days, electric current as required to provide standard office lighting and fractional horsepower office business machines in the amount of approximately three (3) watts per square foot. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond usual business hours, to reimburse Landlord monthly for the measured consumption on or at the terms, classifications and rates charged to similar consumers by the public utility serving the neighborhood in which the Building is located. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, by an independent licensed engineer selected by Landlord and reasonably approved by Tenant. Tenant agrees not to use any apparatus or device in, about or upon the Premises which may in any way increase the amount of such services usually furnished or supplied to the Premises, nor shall Tenant connect any apparatus or device with wires, conduits or pipes, or other means by which such services and utilities are supplied, for the purpose of using additional or unusual amounts of utilities or services, without the prior written consent of the Landlord (which may be withheld at Landlord's sole discretion).

(d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes -- of which fact Tenant constitutes Landlord to be sole judge -- Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired to collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

(e) Provide ordinary janitorial services to the Premises, provided the same are used exclusively as offices and are kept reasonably clean and in order by Tenant. It is understood that any special janitorial services or specific services required due to Tenant's failure to keep the Premises reasonably clean and in order or to maintain the Premises in accordance with the terms of this Lease (including by way of illustration only, spot carpet cleaning or other special cleaning) shall be subject to an additional charge to be fixed by Landlord. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord (and Landlord shall not be required to provide any janitorial services), and no one other than persons approved by Landlord shall be permitted to enter the premises to provide janitorial services. Tenant shall pay to landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

(f) After hours HVAC charges are currently assessed at $25.00 per hour. The after hours HVAC charge is subject to increases as mandated by the public utility commission. After hours HVAC charges are applicable to use before 7:00 A.M. and after 6:00 P.M. Monday through Friday, and anytime Saturday and Sunday.

Landlord reserves the right after providing notice to Tenant to temporarily stop service of the elevator, plumbing, ventilation, air conditioning and electric system, when necessary, by reason or emergency for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                                                       EXHIBIT C

                             RULES AND REGULATIONS


     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, shall not be obstructed or used for any purpose other than the ingress and egress, and are not open to the general public, but are open, subject to reasonable regulation, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its Tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Building.

2. No awnings or other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the Premises other than Landlord's standard drapes. All terrace furniture and other items for use on any exterior terrace areas (including balconies and atrium terraces, if any) shall be subject to Landlord's prior approval, which may be withheld in Landlord's sole discretion. All electric ceiling fixtures hung in offices of spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the express written consent of Landlord.

3. No sign, advertisement or notice shall be exhibited, painted, or affixed by Tenant on any part of the Premises, the Building or the Project without the prior written consent of the Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to Tenant. Interior signs on doors and directory tablets shall be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a size, color, and style acceptable to Landlord. The directory tablet will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building or Project shall not be covered or obstructed by Tenant. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

5. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures caused by Tenant, or its servants, employees, agents, visitors or licensees, shall be paid by Tenant.

6. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or any other way. Tenant shall not throw anything out of doors, windows, skylights, or down the passageways.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of any keys so furnished, Tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

8. The Building freight elevator(s) shall be available for use by all Tenants in the building, subject to such reasonable scheduling as Landlord, in its discretion, shall deem appropriate. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord may determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the superintendent of the Building or Project and under his supervision, and the persons employed by Tenant for such work must be acceptable to the Landlord. The Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all vaults, safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

9. Tenant shall not purchase spring water, ice, towels, or other like services, from any company or persons not approved by Landlord, which approval will not be unreasonably withheld.

10. Landlord shall have the right to prohibit any advertising by Tenant featuring or referring to the Building which in Landlord's reasonable judgment tends to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord Tenant shall refrain from or discontinue such advertising.

11. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 7 A.M. and at all hours on Saturdays, Sundays, and legal holidays all persons who have not received clearance as a result of a written request from Tenant or who do not present a pass to the Building signed by Landlord. Landlord will furnish passes or at Landlord's option, clearances, to persons for whom Tenant requests the same in writing. Tenant shall be responsible for all persons for whom he requests passes or clearances and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Project in case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion.

12. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.

13. The requirements of Tenant will be attended to only upon application to the property management office by an authorized individual, or others in case of emergency.

14. Canvassing, soliciting and peddling in the Building and Project are prohibited and Tenant shall not encourage such activities.

15. No air conditioning unit or other similar apparatus shall be installed or used by Tenant without the written consent of Landlord.

16. There shall not be used in any space, or in the public halls of the Building or Project, either by Tenant or others, and hand trucks except those equipped with rubber tires and rubber side guards.

17. Landlord shall have the right exercisable without notice or without liability to any tenant to change the name and address of the Building or Project.

18. No vending machine or coin operated machines of any description shall be installed, maintained or operated upon the Premises without written consent of Landlord, which consent will not be unreasonably withheld.

19. Tenant agrees to provide carpet shields under all rolling chairs or otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear and tear shall be replaced at Tenant's sole expense upon Lease termination.

20. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

21. If Tenant requires burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

22. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture, or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant which causes noise or vibration shall be equipped with eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

23. Tenant shall not use or keep in the Premises any kerosene, gasoline, or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building or Project by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

24. Tenant shall not waste electricity, water, or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

25. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or Project or by Landlord for noncompliance with this rule.

26. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises (other than a reasonable amount of directories and other products carried by Tenant). Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

27. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

28. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

29. The Premises shall not be used for the storage of reasonable merchandise held for sale to the general public (other than reasonable quantities of directories and other products carried by Tenant), or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectional purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except that used by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

30. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant's lease of its Premises in the Building.

33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted and approved by Tenant, which approval will not be unreasonably withheld.

34. Tenant shall use its best efforts to provide for observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

35. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, with exception of picture hooks and except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and other communications system wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from non-compliance with this rule or any other rule or provision of the Lease.

36. Tenant assumes any and all responsibility for protecting its Premises and property from theft, robbery, and pilferage, which includes keeping doors locked and other means of entry into the Premises closed. Landlord is not responsible for any theft or damage to property in parking garage L1 and L2.

37. Tenant agrees to remain in compliance with all applicable federal, state and local laws relating to the protection of the public health, welfare, and the environment ("Environmental Laws") with respect to the Tenant's use and occupancy of the Leased Premises. Tenant agrees to cause all of its employees, agents, contractors, sublessees, assignees, and any other persons occupying or present on the Leased Premises ("Occupants") to comply with all environmental Laws applicable to their activities in and around the Leased Premises.

38. Tenant shall not bring onto the Project or the Leased Premises, nor shall it allow any its employees, agents, contractors, sublessees, assignees, and any other persons occupying or present on the Leased Premises ("Occupants") to bring onto the Project or the Leased Premises, any chemical, compound, material, or substance that is defined or otherwise classified in any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," or "toxic pollutant," except for small quantities of any such substances that are consistent with ordinary office use of the Leased Premises. If any quantity of any such substance is brought onto the Project or the Leased Premises by Tenant or Occupants for ordinary office use, Tenant or Occupants shall handle, use, and dispose of such substance in a reasonable and prudent manner and in compliance with all applicable Environmental Laws.

                                  EXHIBIT "D"

                     WORK LETTER AND CONSTRUCTION AGREEMENT
                                  (Allowance)

     This agreement supplements the Lease dated July 8, 1997 executed concurrently herewith by PGP-South Bay Office Tower, Inc., a California Corporation as Landlord, and CyberSource Corporation, a California Corporation as Tenant.

1. Tenant shall devote such time as may be necessary to enable Landlord to complete the final layout plans and specifications for the Premises ("Construction Drawings") and obtain by Friday July 18, 1997:
     a) Tenant's written approval, and approval by appropriate government authorities of the Construction Drawings, and b) approval by Tenant of the cost thereof. The Construction Drawings shall include among other things, the location of all partitions, doors, light fixtures, electrical outlets, telephone outlets and other standard or special installations required by Tenant, as well as wall finishes and floor coverings. The Construction Drawings, as they may be modified as provided herein, shall be prepared by Landlord in accordance with the design specified by Tenant and reasonably approved by Landlord. Tenant shall be responsible for the suitability for the Tenant's needs and business of the design and function of all Tenant Improvements. All real property improvements to be constructed by Landlord as shown on the Construction Drawings, standard or special, shall be defined as "Tenant Improvements".

2. Landlord shall complete the construction of the Exhibit A Tenant improvements in a good and workmanlike manner, up to a maximum cost to Landlord of $ Fourteen dollars and fifteen cents ($14.15) per square foot*, ("Landlord's Maximum Contribution"). Exhibit A, Tenant improvements will not include carpeting or millwork which will be provided by Tenant. *subject to final measurement per BOMA standards.

     The cost of the Tenant Improvements ("Tenant Improvement Costs") to be paid by Landlord from said allowance shall include:

     (a) The costs of preliminary space planning (including one revision) and final architectural and engineering plans and specifications (Construction Drawings) for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 Legislation;

     (b) All costs of obtaining building permits and other necessary authorizations from the City of San Jose and State of California;

     (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

     (d) All direct and indirect costs or procuring and installing Tenant Improvements in the premises, including the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's contractor in connection with construction of the Tenant Improvements; and

     (e) All fees payable to Landlord's architectural and engineering firm if it is required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Construction Drawings.

In no event shall the Tenant Improvement Costs include any costs of procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property ("Personal Property") to be used in the Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant.

3. Promptly upon completion of the Construction Drawings (including revisions), Landlord shall notify Tenant in writing of the costs to Tenant for quantities in excess of Landlord's Maximum Contribution. Tenant shall, by signing the Construction Drawings within the time set forth in Paragraph 1 above, give Landlord authorization to complete the Tenant Improvements in accordance with such Construction Drawings and plans, and accompany said authorization with a check made out to Landlord in the amount of the authorized excess cost of the Tenant Improvements over Landlord's Maximum Contribution or Tenant may elect to amortize up to an additional $5.00 per square foot in tenant improvement that exceed Landlords Maximum Contribution over the term of the Lease at an interest rate equal to 11%. Should tenant elect to amortize excess Tenant improvement costs, the basic rent will be modified with a first Amendment to Lease. Tenant may in such authorization delete any or all of such items of such cost. If such written authorization and check are not received by Landlord, Landlord shall not be obligated to commence work on the Premises, and Tenant shall be chargeable with any delay in the completion of the Premises.

4. If Tenant shall request any change, addition or alteration in the approved Construction Drawings, Landlord shall promptly give Tenant a written estimate of (a) the final cost of engineering and design services to prepare a change order (the "Change Order") in accordance with such request, (b) the cost of work to be performed pursuant to such Change Order, and (c) the time delay expected because of such requested Change Order. Within three (3) business days following Tenant's receipt of the foregoing written estimate, Tenant shall notify Landlord in writing whether it approves such written estimate. If Tenant approves such written estimate and if such cost is in excess of Landlord's Maximum Contribution. Tenant shall accompany such approval with a good check made payable by Landlord in the amount of the estimated cost of preparing the Change Order and performing the work thereto, and the foregoing shall constitute Landlord's authorization to proceed. If such written authorization, and check if required, are not received by Landlord within such three (3) business day period, Landlord shall not be obligated to prepare the Change Order or perform any work in connection therewith. Upon completion of the work of the Change Order and submission of the final cost thereof by Landlord to Tenant, Tenant shall promptly pay to Landlord any such additional amounts in excess of Landlord's Maximum Contribution.

5.   If the completion of the Tenant Improvements in the Premises is delayed
(i) at the request of Tenant, (ii) by Tenant's failure to comply with the foregoing provisions, (iii) by changes in the work ordered by Tenant or by extra work ordered by Tenant, or (iv) because Tenant chooses to have additional work performed by Landlord, then Tenant shall be responsible for all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in labor or materials; and there shall be no delay in the commencement of Tenant's obligation to pay Rent because of Landlord's failure to complete the Tenant Improvements on time.

or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant which causes noise or vibration shall be equipped with eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

23. Tenant shall not use or keep in the Premises any kerosene, gasoline, or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building or Project by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the premises any birds or animals.

24. Tenant shall not waste electricity, water, or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

25. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or Project or by Landlord for noncompliance with this rule.

26. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises (other than a reasonable amount of directories and other products carried by Tenant). Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

27. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

28. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

29. The Premises shall not be used for the storage of reasonable merchandise held for sale to the general public (other than reasonable quantities of directories and other products carried by Tenant), or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectional purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except that used by Tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

30. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant's lease of its Premises in the Building.

33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted and approved by Tenant, which approval will not be unreasonably withheld.

34. Tenant shall use its best efforts to provide for observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

35. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, with exception of picture hooks and except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and other communications system wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from non-compliance with this rule or any other rule or provision of the Lease.

36. Tenant assumes any and all responsibility for protecting its Premises and property from theft, robbery, and pilferage, which includes keeping doors locked and other means of entry into the Premises closed. Landlord is not responsible for any theft or damage to property in parking garage L1 and L2.

37. Tenant agrees to remain in compliance with all applicable federal, state and local laws relating to the protection of the public health, welfare, and the environment ("Environmental Laws") with respect to the Tenant's use and occupancy of the Leased Premises. Tenant agrees to cause all of its employees, agents, contractors, sublessees, assignees, and any other persons occupying or present on the Leased Premises ("Occupants") to comply with all environmental Laws applicable to their activities in and around the Leased Premises.

38. Tenant shall not bring onto the Project or the Leased Premises, nor shall it allow any its employees, agents, contractors, sublessees, assignees, and any other persons occupying or present on the Leased Premises ("Occupants") to bring onto the Project or the Leased Premises, any chemical, compound, material, or substance that is defined or otherwise classified in any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," or "toxic pollutant," except for small quantities of any such substances that are consistent with ordinary office use of the Leased Premises. If any quantity of any such substance is brought onto the Project or the Leased premises by Tenant or Occupants for ordinary office use, Tenant or Occupants shall handle, use and dispose of such substance in a reasonable and prudent manner and in compliance with all applicable Environmental Laws.

                                  EXHIBIT "D"

                     WORK LETTER AND CONSTRUCTION AGREEMENT
                                  (Allowance)

     This agreement supplements the Lease dated July 8, 1997 executed concurrently herewith by PGP-South Bay Office Tower, Inc., a California Corporation as Landlord, and CyberSource Corporation, a California Corporation as Tenant.

1. Tenant shall devote such time as may be necessary to enable Landlord to complete the final layout plans and specifications for the Premises ("Construction Drawings") and obtain by Friday July 18, 1997:

     a) Tenant's written approval, and approval by appropriate government authorities of the Construction Drawings, and b) approval by Tenant of the cost thereof. The Construction Drawings shall include among other things, the location of all partitions, doors, light fixtures, electrical outlets, telephone outlets and other standard or special installations required by Tenant, as well as wall finishes and floor coverings. The Construction Drawings, as they may be modified as provided herein, shall be prepared by Landlord in accordance with the design specified by Tenant and reasonably approved by Landlord. Tenant shall be responsible for the suitability for the Tenants' needs and business of the design and function of all Tenant Improvements. All real property improvements to be constructed by Landlord as shown on the Construction Drawings, standard or special, shall be defined as "Tenant Improvements".

2. Landlord shall complete the construction of the Exhibit A Tenant improvements in good and workmanlike manner, up to a maximum cost to Landlord of $ Fourteen dollars and fifteen cents ($14.15) per square foot*, ("Landlord's Maximum Contribution"). Exhibit A, Tenant improvements will not include carpeting or millwork which will be provided and installed by Tenant. *subject to final measurement per BOMA standards.

     The cost of the Tenant Improvements ("Tenant Improvement Costs") to be paid by Landlord from said allowance shall include:

     (a) The costs of preliminary space planning (including one revision) and final architectural and engineering plans and specifications (Construction Drawings) for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 Legislation;

     (b) All costs of obtaining building permits and other necessary authorizations from the City of San Jose and State of California;

     (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

     (d) All direct and indirect costs of procuring and installing Tenant Improvements in the premises, including the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's contractor in connection with construction of the Tenant Improvements; and

     (e) All fees payable to Landlord's architectural and engineering firm if it is required by Tenant to redesign any portion of the Tenant improvements following Tenant's approval of the Construction Drawings.

In no event shall the Tenant Improvement Costs include any costs of procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property ("Personal Property") to be used in the Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant.

3. Promptly upon completion of the Construction Drawings (including revisions), Landlord shall notify Tenant in writing of the costs to Tenant for quantities in excess of Landlord's Maximum Contribution. Tenant shall, by signing the Construction Drawings within the time set forth in Paragraph 1 above, give Landlord authorization to complete the Tenant Improvements in accordance with such Construction Drawings and plans, and accompany said authorization with a check made out to Landlord in the amount of the authorized excess cost of the Tenant Improvements over Landlord's Maximum Contribution or Tenant may elect to amortize up to an additional $5.00 per square foot in tenant improvement that exceed Landlords Maximum Contribution over the term of the Lease at an interest rate equal to 11%. Should tenant elect to amortize excess Tenant improvement costs, the basic rent will be modified with a first Amendment to Lease. Tenant may in such authorization delete any or all of such items of such cost. If such written authorization and check are not received by Landlord, Landlord shall not be obligated to commence work on the Premises, and Tenant shall be chargeable with any delay in the completion of the Premises.

4. If Tenant shall request any change, addition or alteration in the approved Construction Drawings, Landlord shall promptly give Tenant a written estimate
(a) the final cost of engineering and design services to prepare a change order (the "Change Order") in accordance with such request, (b) the cost of work to be performed pursuant to such Change Order, and (c) the time delay expected because of such requested Change Order. Within three (3) business days following Tenant's receipt of the foregoing written estimate, Tenant shall notify Landlord in writing whether it approves such written estimate. If Tenant approves such written estimate and if such cost is in excess of Landlord's Maximum Contribution, Tenant shall accompany such approval with a good check made payable by Landlord in the amount of the estimated cost of preparing the Change Order and performing the work thereto, and the foregoing shall constitute Landlord's authorization to proceed. If such written authorization, and check if required, are not received by Landlord within such three (3) business day period, Landlord shall not be obligated to prepare the Change Order or perform any work in connection therewith. Upon completion of the work of the Change Order and submission of the final cost thereof by Landlord to Tenant, Tenant shall promptly pay to Landlord any such additional amounts in excess of Landlord's Maximum Contribution.

5.   If the completion of the Tenant Improvements in the Premises is delayed
(i) at the request of Tenant (ii) by Tenant's failure to comply with the foregoing provisions, (iii) by changes in the work ordered by Tenant or by extra work ordered by Tenant, or (iv) because Tenant chooses to have additional work performed by Landlord, then Tenant shall be responsible for all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in labor or materials; and there shall be no delay in the commencement of Tenant's obligation to pay Rent because of Landlord's failure to complete the Tenant Improvements on time.

                                   EXHIBIT E


                          COMMENCEMENT DATE MEMORANDUM

Landlord:      PGP-South Bay Office Tower, Inc.,
               a California Corporation
               3031 Tisch Way  Suite 07PW
               San Jose, CA 95128

Tenant:        CyberSource Corporation
               a California Corporation
               550 South Winchester Blvd. Suite 301
               San Jose, CA 95128

Premises:      Approximately 7,505 Rentable Square Feet (known as Suite 900) of the building located at 3031 Tisch Way, Suite 900 San Jose, CA
               95128. *Subject to final measurement Per BOMA standards.

1) Tenant hereby accepts the premises as having been completed in conformation with the Tenants Improvement Agreement attached to the Lease as Exhibit D.

2) Pursuant to Paragraph 2 of the above referenced Lease, the undersigned hereby agree that the Commencement Date of the Lease is hereby established as _________________.



Landlord:  PGP-South Bay Office              Tenant:  CyberSource Corporation
           Tower, Inc.                                a California Corporation
           a California Corporation


/s/  R. V. MARINO                            /s/  W. S. McKIERNAN
-----------------------------------          -----------------------------------
By                                           By


Raymond V. Marino                            William S. McKiernan
-----------------------------------          -----------------------------------
Printed Name                                 Printed Name


President, C.E.O.                            President & CEO
-----------------------------------          -----------------------------------
Its                                          Its


9/5/97                                       8/27/97
-----------------------------------          -----------------------------------
Dated                                        Dated



/s/  CHRISTOPHER WATSON
-----------------------------------          -----------------------------------
By                                           By


Christopher Watson
-----------------------------------          -----------------------------------
Printed Name                                 Printed Name


Executive Vice President
-----------------------------------          -----------------------------------
Its                                          Its


9/4/97
-----------------------------------          -----------------------------------
Dated                                        Dated

                              ADDENDUM I TO LEASE
                                SECURITY DEPOSIT


This Addendum to Lease Agreement dated July 8, 1997, ("Addendum I") is made as of July 8, 1997, by and between PGP-South Bay Office Tower, Inc., a California Corporation, ("Landlord") and CyberSource Corporation, a California Corporation ("Tenant"), with reference to the following:

PGP-South Bay Office Tower, Inc. ("Landlord") shall retain from CyberSource, Inc. ("Tenant") four months rent for security deposit in the amount of $68,445.60 within 20 days of execution of this Lease. This deposit shall be held in an interest bearing account in the Tenants name, with Landlord as the sole signatory on the account. If the Tenant has not been in default of any Lease obligations at anytime, Landlord shall refund two months security deposit in the amount of $34,227.80 plus interest earned after twelve (12) months. After Eighteen (18) months the remaining security deposit amount of $34,227.80 will be subject to review by Landlord and Tenant. If Tenant proves six months profitability, the deposit will be reduced to one months rent in the amount of $17,111.40, and will be placed in Landlord's general fund. If at anytime after the initial year period Tenant is in default of their Lease obligation, Landlord can require the additional security deposit back from Tenant to be held in Landlord's general funds.



Landlord:  PGG-South Bay Office Tower, Inc.    Tenant:  CyberSource Corporation
           a California Corporation                     a California Corporation

   /s/ RAYMOND V. MARINO                            /s/ W.S. McKIERNAN
-------------------------------------------    ---------------------------------
By                                             By

Raymond V. Marino                              William S. McKiernan
-------------------------------------------    ---------------------------------
Printed Name                                   Printed Name

President, C.E.O.                              President & CEO
-------------------------------------------    ---------------------------------
Its                                            Its

                 9/5/97                                     8/27/97
-------------------------------------------    ---------------------------------
Dated                                          Dated

By  /s/ CHRISTOPHER WATSON
-------------------------------------------

Christopher Watson
-------------------------------------------
Printed Name

Executive Vice President
-------------------------------------------
Its

9/4/97
-------------------------------------------
Dated

                                  AMENDMENT I

This First Amendment of Lease ("First Amendment") is made as of December 7, 1997 to the Lease dated July 8, 1997, by and between PGP-South Bay Office Tower, Inc., (Landlord) and CyberSource Corporation, ("Tenant"), and shall modify as follows:


                                    RECITALS

A. Landlord and Tenant entered into that certain office building lease dated July 8, 1997 (the "Lease") for the Premises commonly known as 3031 Tisch Way, Suite 900, San Jose, California 95128 in a development known as South Bay Office Tower.

B. Landlord and Tenant now desire to expand the premises to include Suite 902 of approximately 1,545 square feet. Suite 900 (7,424 rsf) and Suite 902 (1,545 rsf) consisting of approximately 8,969 rentable square feet will be combined as new Suite #900. Total Building Square Footage revised to be 168,094 square feet.


NOW THEREFORE, Landlord and Tenant agree that the Lease shall be amended as set forth below:

1.   LANDLORD:      PGP-South Bay Office Tower, Inc., a California Corporation.

2.   TENANT:        CyberSource Corporation, a California Corporation.

3.   PREMISES:      Suite 900 consisting of approximately 8,969 rentable square feet.

4.   TERM:          Five (5) years.

5.   RENT:

            MONTHS               SQ.FT.         RATE         MONTHLY RENT
            ------               ------        ------        ------------
     02/01/98 - 10/31/98         8,969          $2.28         $20,449.32
     11/01/98 - 10/31/99         8,969          $2.38         $21,346.22
     11/01/99 - 10/31/00         8,969          $2.48         $22,243.12
     11/01/00 - 10/31/01         8,969          $2.58         $23,140.02
     11/01/01 - 10/31/02         8,969          $2.68         $24,036.92

     *Occupancy date of 2/1/98 pending completion of tenant improvements.

6.   TENANT'S PRO-RATA SHARE:  .0534/100 PERCENT (5.34%)

7.   DIRECT EXPENSES:

     After calendar year 1998, the Tenant will be responsible to pay its proportional share of the increase in Direct Expenses over the 1998 base year.

8.   TENANT IMPROVEMENTS:

     Landlord will contribute $14.15 per square foot of that portion of 1,545 square feet originally known as Suite 902, based on building standards. Excess over the tenant improvement allowance will be paid by Tenant upon execution of Lease.

9. PARKING: The number of allowed parking spaces will be thirty-six (36) spaces.


All other terms, conditions, provisions, and covenants of the Lease shall remain unchanged and in full force and effect.


LANDLORD:                                    TENANT:

PGP-SOUTH BAY OFFICE TOWER, INC.             CyberSource Corporation
a California Corporation                     a California Corporation


By:  /s/ R. V. MARINO                       By:   /s/ BLAKE BURKE
   --------------------------------             -------------------------------
     Ray Marino                                    Blake Burke
     President                                     Controller


Date:   01/15/98                             Date:     12/18/97
     ------------------------------               -----------------------------


By:  /s/ CHRISTOPHER WATSON
   --------------------------------
     Christopher Watson
     Executive Vice President


Date:   1/14/98
     ------------------------------